                       FIXED ACCOUNT ANNUITIZATION OPTION


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:


         That I, MICHAEL A. CARPENTER of Greenwich, Connecticut, a Director and Chairman of the Board of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for certain fixed payout annuity contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

         IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of December 1998.



                                        /s/Michael A. Carpenter
                                        Director and Chairman of the Board
                                        The Travelers Insurance Company

                       FIXED ACCOUNT ANNUITIZATION OPTION


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:


         That I, J. ERIC DANIELS of Hartford, Connecticut, Director, President and Chief Executive Officer of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for certain fixed payout annuity contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

         IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of December 1998.



                                        /s/J. Eric Daniels
                                        Director, President and
                                        Chief Executive Officer
                                        The Travelers Insurance Company

                       FIXED ACCOUNT ANNUITIZATION OPTION


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:


         That I, JAY S. BENET of West Hartford, Connecticut, a Director and Senior Vice President of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for certain fixed payout annuity contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

         IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of December 1998.



                                        /s/Jay s. Benet
                                        Director and Senior Vice President
                                        The Travelers Insurance Company

                       FIXED ACCOUNT ANNUITIZATION OPTION


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:


         That I, GEORGE C. KOKULIS of Simsbury, Connecticut, a Director and Senior Vice President of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for certain fixed payout annuity contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

         IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of December 1998.



                                         /s/George C. Kokulis
                                         Director and Senior Vice President
                                         The Travelers Insurance Company

                       FIXED ACCOUNT ANNUITIZATION OPTION


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:


         That I, ROBERT I. LIPP of Scarsdale, New York, a Director of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN
A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for certain fixed payout annuity contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

         IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of December 1998.



                                        /s/Robert I. Lipp
                                        Director
                                        The Travelers Insurance Company

                       FIXED ACCOUNT ANNUITIZATION OPTION


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:


         That I, IAN R. STUART of East Hampton, Connecticut, a Director, Senior Vice President and Chief Financial Officer, Chief Accounting Officer and Controller of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for certain fixed payout annuity contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

         IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of December 1998.



                                        /s/Ian R. Stuart
                                        Director, Senior Vice President and
                                        Chief Financial Officer,
                                        Chief Accounting
                                        Officer and Controller
                                        The Travelers Insurance Company

                       FIXED ACCOUNT ANNUITIZATION OPTION


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:


         That I, KATHERINE M. SULLIVAN of Longmeadow, Massachusetts, a Director, Senior Vice President and General Counsel of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for certain fixed payout annuity contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

         IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of December 1998.



                                        /s/Katherine M. Sullivan
                                        Director, Senior Vice President and
                                        General Counsel
                                        The Travelers Insurance Company

                       FIXED ACCOUNT ANNUITIZATION OPTION


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:


         That I, MARC P. WEILL of New York, New York, a Director and Senior Vice President of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for certain fixed payout annuity contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

         IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of December 1998.



                                        /s/Marc P. Weill
                                        Director and Senior Vice President
                                        The Travelers Insurance Company